UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 9, 2021

CLEANSPARK, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-39187	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 S. 1800 West, Suite 3

Woods Cross, Utah 84087

(Address of Principal Executive Offices)

(702) 941-8047

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 9, 2021, CleanSpark, Inc., a Nevada corporation (the “Company”), entered into agreements (the “April 9 Agreements”) with two premier cryptocurrency mining equipment suppliers, pursuant to which the Company purchased an aggregate of 1,600 mining servers. As compensation for these mining servers, the Company paid the suppliers an aggregate of $18,755,550. Pursuant to the April 9 Agreements, the Company currently expects to receive 300 of the servers in April 2021, 200 of the servers in May 2021, and the remaining 1,100 servers in June 2021.

On April 14, 2021, the Company entered into agreements (the “April 14 Agreements”) with two premier cryptocurrency mining equipment suppliers, pursuant to which the Company agreed to purchase an aggregate of 19,200 mining servers. As compensation for these mining servers, the Company agreed to pay the suppliers an aggregate of $136,190,400, of which (i) $34,047,600 was payable immediately, (ii) $47,666,640 is payable no later than six months prior to shipment of certain of such servers, and (iii) $54,476,160 is payable in twelve equal monthly installments commencing June 2021. Pursuant to the April 14 Agreements, the Company currently expects to receive 1,600 servers a month for a period of 12 months starting August 2021.

The Company plans to use the mining servers purchased under the April 9 Agreements and April 14 Agreements (together, the “Agreements”) to expand its digital currency mining activities through its wholly-owned subsidiaries.

The foregoing description of the Agreements does not purport to be complete, and is qualified in its entirety by reference to the complete text of such Agreements, the forms of which will be filed as exhibits to the Company’s next periodic report.

Item 7.01	Regulation FD Disclosure.

On April 15, 2021, the Company issued a press release providing an update with respect to its recent purchases of Bitcoin mining equipment, including under the Agreements and other similar recent contracts, and its future plans with respect to its cryptocurrency mining activities. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished with this Current Report on Form 8-K (“Current Report”).

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is disclosed solely pursuant to this Item 7.01.

Forward Looking Statements

This Current Report, including Exhibit 99.1 attached hereto, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Current Report, including statements regarding the expected delivery dates of the mining servers, the Company’s digital currency mining activities, clean energy initiatives, business strategy, and plans are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In addition, projections, assumptions and estimates of the Company’s future performance, its clean energy initiatives, future profitability associated with mining cryptocurrencies, and the future performance of the markets in which the Company operates, are necessarily subject to a high degree of uncertainty and risk. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “would,” “could,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking

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statements in this Current Report are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, operating results, business strategy, short-term and long-term business operations and objectives. These forward- looking statements speak only as of the date of this Current Report and are subject to a number of risks, uncertainties and assumptions. The events and circumstances reflected in such forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements due to risks, uncertainties and other factors described in the Company’s press releases and in its filings with the Securities and Exchange Commission (“SEC”), including under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K and any subsequent filings with the SEC. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict all risks and uncertainties. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated as of April 15, 2021 (furnished herewith)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Dated: April 15, 2021	By:	/s/ Zachary K. Bradford
Zachary K. Bradford
Chief Executive Officer and President

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